Exhibit 10.29

2007-0030200

Recorded Official Records County of Marin JOAN C. THAYER Assessor-Recorder | REC FEE 87.00

01:35PM 15-May-2007 | Page 1 of 27

Recording Requested By:

And When Recorded Return To:

Sutherland Asbill & Brennan LLP
1114 Avenue of the Americas
40th Floor
New York, NY 10036
Attention: Nicole Sidman
MERS MIN: 8000101-0000001568-4

NCS-277718

Document Title:

Loan Assumption Agreement

BOA Loan Nos:	003214921 and 003206596
MERS MIN:	8000101-0000001568-4

LOAN ASSUMPTION AGREEMENT

THIS LOAN ASSUMPTION AGREEMENT (this “Agreement”) is made and entered into as of May 15, 2007 (the “Effective Date”) by and between First States Investors 239, LLC, a Delaware limited liability company (“Prior Owner”); First States Group, L.P., a Delaware limited partnership (“Prior Guarantor”); Novato FF Property, LLC, a Delaware limited liability company (“Borrower”); American Assets, Inc., a California corporation (“New Guarantor”); Bank of America, N.A., as Master Servicer (as defined in the Intercreditor Agreement) (“Servicer”) for LaSalle Bank National Association, as Trustee for the registered holders of Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2005-5 (“Note A-1 Lender”) and Wells Fargo Bank, N.A., as Trustee for the benefit of holders of GE Commercial Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-C4 (“Note A-2 Lender”; Note A-1 Lender and Note A-2 Lender are collectively hereinafter referred to as “Lender”); and Mortgage Electronic Registration Systems, Inc., a Delaware stock corporation (“MERS”).

RECITALS

A. Prior Owner was the maker of that certain Promissory Note (the “Original Note”) dated August 5, 2005 in the original principal amount of $190,687,500.00 and payable to the order of Bank of America, N.A., as original lender (“Former Lender”). The loan evidenced by the Note is herein referred to as the “Loan.” The Loan is further evidenced by that certain Loan Agreement dated August 5, 2005 between Prior Owner and Original Borrower, as amended by that certain First Amendment to Loan Agreement dated December 6, 2005 among Prior Owner, Former Lender and Servicer (as amended, the “Loan Agreement”).

B. Pursuant to that certain Note Severance Agreement dated as of October 1, 2005, the Original Note was split into that certain Amended and Restated Promissory Note A-1 dated October 1, 2005 between Prior Owner and Former Lender in the original principal amount of $99,879,692.00 (“Note A-1”), and that certain Amended and Restated Promissory Note A-2 dated October 1, 2005 between Prior Owner and Former Lender in the original principal amount of $90,578,395.00 (“Note A-2”; Note A-1 and A-2 are collectively hereinafter referred to as the “Notes”).

C. The Notes are secured by that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the “Mortgage”) dated August 5, 2005 executed by Prior Owner to First American Title Insurance Company for the benefit of MERS and recorded as Document No. 05-59209 in the records of Marin County, California (the “Public Records’). The Mortgage encumbers certain real property described on Exhibit A attached hereto and by this reference incorporated herein (together with all other property, real and personal, encumbered by the Mortgage, the “Property”).

D. The Loan is further secured by that certain (i) Assignment of Leases and Rents (the “ALR”) dated August 5, 2005 executed by Prior Owner to MERS and recorded as

Document No. 2005-0059210 in the Public Records, and (ii) Assignment of Agreements, Permits and Contracts (the “Assignment of Agreements”) dated August 5, 2005 executed by Prior Owner to Original Lender.

E. In connection with the Loan, Prior Owner also delivered, or caused to be delivered, the following documents to Former Lender:

(1) those certain UCC Financing Statements (collectively, the “Prior UCC”) naming Prior Owner, as debtor therein, and MERS, as secured party therein, and filed in the Public Records and in the records of the Secretary of State of Delaware;

(2) that Environmental Indemnity Agreement (the “Prior Environmental Agreement”) dated August 5, 2005, executed by Prior Owner and Prior Guarantor for the benefit of Former Lender; and

(3) that certain Exceptions to Non-Recourse Guaranty (the “Prior Carve Out Guaranty”) dated August 5, 2005, executed by Prior Guarantor for the benefit of Former Lender.

(The Prior UCC, Prior Environmental Agreement and Prior Carve Out Guaranty are hereinafter referred to collectively as the “Prior Owner’s Loan Documents.”)

F. Upon the Effective Date, Borrower is executing and delivering, or is causing to be delivered, to Lender the following documents:

(1) those certain UCC Financing Statement (collectively, the “UCC”) naming Borrower, as debtor therein, and naming MERS, as secured party therein, to be filed in the Public Records and the records of the Secretary of State of Delaware;

(2) that certain Environmental Indemnity Agreement (the “Environmental Agreement”) dated as of the Effective Date, delivered by Borrower and New Guarantor for the benefit of Lender;

(3) that certain Exceptions to Non-Recourse Guaranty (the “Guaranty”) dated as of the Effective Date, executed and delivered by New Guarantor, for the benefit of Lender;

(4) that certain Restricted Account Agreement (the “Restricted Account Agreement”) dated as of the Effective Date, between Borrower, Lender and Wells Fargo Bank, National Association;

(5) that certain Certificate of Assuming Borrower (“Certificate”) dated as of the Effective Date, executed and delivered by Borrower;

(6) that certain Certificate Regarding Self-Management (the “Manager’s Certificate”) dated as of the Effective Date, from Borrower, for the benefit of Lender, and

(7) this Agreement.

(The Notes, the Mortgage, the Loan Agreement, the ALR, the Assignment of Agreements, the UCC, the Environmental Agreement, the Guaranty, the Restricted Account Agreement, the Certificate, the Manager’s Certificate and this Agreement, together with all other documents evidencing, serving or otherwise pertaining to the Loan (other than the Prior Owner’s Loan Documents) are hereinafter referred to collectively as the “Loan Documents”, and singularly as a “Loan Document”.)

G. Original Lender assigned all of its right, title and interest in Note A-1 and the documents evidencing and securing Note A-1 to Note A-1 Lender.

H. Original Lender assigned all of its right, title and interest in Note A-2 to Note A-2 Lender.

I. Pursuant to the terms of that certain Intercreditor and Servicing Agreement dated as of October 1, 2005, by and between Original Lender, as the holder of Note A-1, and Original Lender, as the holder of Note A-2 (the “Intercreditor Agreement”), Servicer, as the Master Servicer (as defined in the Intercreditor Agreement), is authorized to administer the Loan on behalf of the Lender in accordance with the terms of the Pooling Agreement (as defined in the Intercreditor Agreement) and the lntercreditor Agreement.

J. Under the terms of the Mortgage, ALR and UCC, MERS is acting as nominee for Lender under certain agreements by and between Lender and MERS.

K. The Property is being conveyed by Prior Owner to Borrower as of the Effective Date, and as part of the consideration for such conveyance, Borrower agrees to assume all the obligations under the Loan Documents and comply with all covenants and obligations contained in the Loan Documents, as more particularly set forth herein.

L. Prior Owner and Borrower have requested that Lender consent to the assumption of the Loan and waive the due on sale restrictions of the Mortgage to permit the conveyance of the Property to Borrower.

M. Lender is willing to consent to the transfer of the Property by Prior Owner to Borrower and the assumption of the Loan by Borrower, subject to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the sum of Ten and No/100 Dollars ($10.00) cash in hand paid by the parties hereto each to the other and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Loan Information. Lender certifies that the principal balance outstanding under (i) Note A-1 as of the Effective Date is $97,597,147.25, and (ii) Note A-2 as of the Effective Date is $88,508,413.00. Interest on the Loan has been paid to May 1, 2007. The next regularly scheduled payment pursuant to the Loan Documents is due on June 1, 2007. To the actual knowledge of Lender as of the Effective Date, no Event of Default, or event which with the passage of time or the giving of notice, or both, would constitute an event of default, under the Loan Documents has occurred and is continuing. Lender reserves the right to declare any existing default which subsequently comes to the attention of Lender.

2. Organization and Authority of Borrower.

(a) Borrower represents and warrants to Lender as follows:

(1) Borrower is a limited liability company, duly formed and validly existing under the laws of the state of Delaware, and duly qualified to transact business under the laws of the state in which the Property is located. The organizational ID number of the Borrower is 4311653. On or prior to the date hereof, Borrower has delivered to Lender a fully executed IRS form W-9.

(2) No proceeding is pending for the dissolution or annulment of Borrower, and all license and franchise taxes due and payable by Borrower have been paid in full.

(3) Borrower has the full power and authority to enter into and perform this Agreement and to assume the Loan. The execution, delivery and performance of this Agreement and the other documents contemplated herein by Borrower (A) have been duly and validly authorized by all necessary action on the part of Borrower, (B) does not conflict with or result in a violation of Borrower’s organizational documents or any judgment, order or decree of any court or arbiter in any proceeding to which Borrower is a party, (C) does not conflict with, or constitute a material breach of, or constitute a material default under, any contract, agreement or other instrument by which Borrower is bound or to which Borrower is a party, and (D) constitutes the valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms, as such enforceability may be affected by the application of principles of equity and laws affecting creditors’ rights.

(b) New Guarantor represents and warrants to Lender as follows:

(1) New Guarantor is a corporation, duly formed and validly existing under the laws of the state of California, and to the extent required by applicable law, duly qualified to transact business under the laws of the state in which the Property is located.

(2) No proceeding is pending for the dissolution or annulment of New Guarantor, and all license and franchise taxes due and payable by New Guarantor have been paid in full.

(3) New Guarantor has the full power and authority to enter into and perform this Agreement and perform its obligations under the Guaranty. The execution, delivery and performance of this Agreement and the other documents contemplated herein by New Guarantor (A) have been duly and validly authorized by all necessary action on the part of New Guarantor, (B) does not conflict with or result in a violation of New Guarantor’s organizational documents or any judgment, order or decree of any court or arbiter in any proceeding to which New Guarantor is a party, (C) dots not conflict with, or constitute a material breach of, or constitute a material default under, any contract, agreement or other instrument by which New

Guarantor is bound or to which New Guarantor is a party, and (D) constitutes the valid and binding obligations of New Guarantor, enforceable against New Guarantor in accordance with their terms, as such enforceability may be affected by the application of principles of equity and laws affecting creditors’ rights.

3. Representations and Warranties.

(a) Prior Owner hereby represents and warrants to Lender and to Borrower as follows:

(1) As of the Effective Date, there is no Event of Default (as defined in the Loan Agreement) or event which with the passage of time or the giving of notice, or both, would constitute an Event of Default under the Loan Documents executed or assumed by Prior Owner or the Prior Owner’s Loan Documents;

(2) There are no subordinate liens of any kind covering or relating to the Property, nor are there any mechanics’ liens or liens for delinquent taxes or assessments encumbering the Property, nor has notice of a lien or notice of intent to file a lien been received;

(3) The Loan Documents and Prior Owner’s Loan Documents executed by Prior Owner are in full force and effect;

(4) Prior Owner has thoroughly read and reviewed the terms and provisions of this Agreement, the Loan Documents executed by Prior Owner and the Prior Owner’s Loan Documents, and is familiar with same, and Prior Owner has entered into this Agreement voluntarily, without duress or undue influence of any kind, and with the advice and representation of legal counsel, if any, selected by Prior Owner; and

(b) Prior Guarantor hereby represents and warrants to Lender and to Borrower as follows:

(1) As of the Effective Date, there is no Event of Default or event which with the passage of time or the giving of notice, or both, would constitute an Event of Default under the Loan Documents or Prior Owner’s Loan Documents executed by Prior Guarantor.

(2) The Loan Documents and Prior Owner’s Loan Documents executed by Prior Guarantor are in full force and effect.

(3) Prior Guarantor has thoroughly read and reviewed the terms and provisions of this Agreement, the Loan Documents and Prior Owner’s Loan Documents executed by Prior Guarantor, and is familiar with same, and Prior Guarantor has entered into this Agreement voluntarily, without duress or undue influence of any kind, and with the advice and representation of legal counsel, if any, selected by Prior Guarantor.

(c) Borrower hereby represents and warrants to Lender as follows:

(1) To Borrower’s knowledge as of the Effective Date, there is no Event of Default or event which with the passage of time or the giving of notice, or both, would constitute an Event of Default under the Loan Documents.

(2) Borrower has thoroughly read and reviewed the terms and provisions of this Agreement and the other Loan Documents and is familiar with same, and Borrower has entered into this Agreement voluntarily, without duress or undue influence of any kind, and with the advice and representation of legal counsel, if any, selected by Borrower.

(3) All information and materials, including financial information, regarding Borrower and its affiliates provided to Lender in connection with the assumption of the Loan were true and correct in all material respects as of the date provided to Lender and remains materially true and correct as of the date of this Agreement.

(4) There is no bankruptcy, receivership or insolvency proceeding pending or threatened against Borrower.

(d) New Guarantor represents and warrants to Lender as follows:

(1) New Guarantor has thoroughly read and reviewed the terms and provisions of this Agreement and the other Loan Documents and is familiar with same, and New Guarantor has entered into this Agreement voluntarily, without duress or undue influence of any kind, and with the advice and representation of legal counsel, if any, selected by New Guarantor.

(2) All information and materials, including financial information, regarding New Guarantor provided to Lender in connection with the assumption of the Loan were true and correct in all material respects as of the date provided to Lender and remains materially true and correct as of the date of this Agreement.

(3) There is no bankruptcy, receivership or insolvency proceeding pending or threatened against New Guarantor.

Prior Owner, Prior Guarantor, Borrower and New Guarantor acknowledge that Lender is relying upon the foregoing representations and warranties as a material inducement to Lender’s execution of this Agreement.

4. Consent or Lender. Lender hereby consents to the sale of the Property by Prior Owner to Borrower and the assumption of the Loan Documents (and related transactions) described herein, and agrees that such sale shall not constitute a default under the Loan Documents. Notwithstanding the foregoing, this consent to the transfer of the Property shall not be deemed to be a waiver of the right of the Lender under the Mortgage or the Loan Documents to prohibit any future transfers of the Property or any interest therein, or of the right of the Lender to deny consent to any such transaction in the future in accordance with the provisions of the Mortgage. From and after the Effective Date, references in the Loan Documents to “Maker,” “Mortgagor,” “Debtor,” “Borrower,” or other similar references that prior to the Effective Date referred to Prior Owner shall refer to Borrower, and references in the Loan Documents to “Guarantor” or other similar references that prior to the Effective Date referred to Prior Guarantor shall refer to New Guarantors.

5. Assumption and Ratification.

(a) Borrower hereby assumes and agrees to comply with all covenants and obligations contained in the Loan Documents and henceforth shall be bound by all the terms thereof, except for those obligations which are personal to Prior Owner and cannot be cured by Borrower. Without limiting the foregoing, Borrower hereby assumes and agrees to pay in full as and when due all payments, the obligations and other indebtedness evidenced by the Notes and Lender acknowledges that Borrower shall be entitled to any and all applicable notice and cure periods as set forth in the Loan Documents with respect to such obligations.

(b) New Guarantor hereby assumes all covenants and obligations of Borrower Principal (as defined in the Loan Documents) contained in the Loan Documents to which Borrower Principal is an obligor or party occurring or arising from and after the Effective Date and agrees to comply with all covenants and obligations of Borrower Principal contained in the Loan Documents to which Borrower Principal is an obligor or party and henceforth shall be bound by all the terms thereof. Without limiting the foregoing, New Guarantor hereby assumes the obligations of Borrower Principal occurring or arising from and after the Effective Date with respect to the sections of Article 4, Article 13, Article 15 and Article 18 of the Loan Agreement to which Borrower Principal is an obligor or party. New Guarantor hereby adopts, ratifies and confirms as of the Effective Date all of the representations and warranties made by Borrower Principal in the Loan Agreement and the covenants of Borrower Principal contained in the Loan Documents.

(c) Borrower hereby authorizes the Lender to file any and all UCC financing statements as Lender may deem necessary including, without limitation, financing statements containing the description “all assets of Borrower” or “all personal property of Borrower” or similar language.

(d) As assumed hereby, the Loan Documents shall remain in full force and effect. The Borrower hereby adopts, ratifies and confirms as of the Effective Date all of the representations, warranties and covenants of Prior Owner contained in the Loan Documents.

6. Release of Claims. Prior Owner, Prior Guarantor, Borrower and New Guarantor (individually, a “Borrower Party” and collectively, the “Borrower Parties”), hereby jointly and severally, unconditionally and irrevocably, finally and completely RELEASE AND FOREVER DISCHARGE Former Lender and Lender, and their respective successors, assigns, affiliates, subsidiaries, parents, officers, shareholders, directors, employees, attorneys and agents, past, present and future (collectively and individually, “Lender Parties”), of and from any and all claims, controversies, disputes, liabilities, obligations, demands, damages, debts, liens, actions and causes of action of any and every nature whatsoever, known or unknown, whether at law, by statute or in equity, in contract or in tort, under state or federal jurisdiction, and whether or not the economic effects of such alleged matters arise or are discovered in the future, which Borrower Parties have as of the Effective Date or may claim to have against Lender Parties arising out of or with respect to any and all transactions relating the Loan, the Prior Owner’s Loan Documents or the Loan Documents occurring on or before the Effective Date, including any loss, cost or damage of any kind or character arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of Lender Parties occurring on or before the Effective Date. The foregoing release is intended to be, and is, a full, complete and general release in favor of Lender Parties with respect to all claims, demands, actions, causes of action and other matters described therein, including specifically, without limitation, any claims, demands or causes of action based upon allegations of breach of fiduciary duty, breach of any alleged duty of fair dealing in good faith, economic coercion, usury, or any other theory, cause of action, occurrence, matter or thing which might result in liability upon Lender Parties arising or occurring on or before the Effective Date. Borrower Parties understand and agree that the foregoing general release is in consideration for the agreements of Lender contained herein and that they will receive no further consideration for such release. Each Borrower Party for itself represents and warrants to Lender that such Borrower Party has not previously assigned or transferred to any person or entity any matter released hereunder, and such Borrower Party agrees to indemnify, protect and hold the Lender Parties harmless from and against any and all claims based on or arising out of any breach of the foregoing representation and warranty by such Borrower Party.

7. Default. Any default by Borrower in the performance of its obligations herein contained, or any material inaccuracy in the representations and warranties made by Borrower herein, shall constitute a default under the Loan Documents and shall entitle Lender to exercise all of its rights and remedies set forth in the Loan Documents.

8. Lift of Bankruptcy Stay. Notwithstanding any provision in the Loan Documents to the contrary, in the event Borrower shall make application for or seek relief or protection under any of the sections or chapters of the United States Bankruptcy Code (the “Code”), or in the event that any involuntary petition is filed against Borrower under any section of the Code, Borrower will not oppose Lender’s application for immediate relief from any automatic stay imposed by Sec. 362 of the Code, or otherwise, or on or against the exercise of the rights and remedies otherwise available to Lender pursuant to the Loan Documents and as otherwise provided by law.

9. Fees. Borrower and Lender have agreed that, simultaneously with the execution hereof, all reasonable fees, costs, and charges arising in connection with the execution of this Agreement, including without limitation, all reasonable attorneys’ fees, title company fees, title insurance premiums, recording costs, and other dosing costs reasonably incurred by Lender in connection with this Agreement, will be paid by Borrower or Prior Owner as of the Effective Date, and that Lender shall have no obligation whatsoever for payment thereof.

10. No Offsets or Defenses. Borrower hereby acknowledges, confirms and warrants to Lender that as of the Effective Date, Borrower neither has nor claims any offset, defense, claim, right of set-off or counterclaim against Lender under, arising out of or in connection with this Agreement, the Notes, the Mortgage or any other Loan Document. Borrower covenants and agrees with Lender that if any offset, defense, claim, right of set-off or counterclaim exists as of the Effective Date, Borrower does hereby irrevocably and expressly waive the right to assert such matter. Borrower understands and ogees that the foregoing release is in consideration for the agreements of Lender contained herein, and Borrower will receive no further consideration for such release.

11. Confirmation. Except as specifically set forth herein, all other terms and conditions of the Loan Documents shall remain unmodified and in full force and effect, the same being confirmed and republished hereby; and except as otherwise specifically set forth herein, the undersigned Borrower hereby assumes, affirms, reaffirms and republishes all of the warranties, covenants and agreements as set forth in the Loan Documents.

12. Usury Savings Clause. Notwithstanding anything to the contrary contained elsewhere in this Agreement, Borrower and Lender hereby agree that all agreements between them with respect to the Loan, including but not limited to the Loan Documents, whether now existing or hereafter arising are expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid, to Lender for the use, forbearance, or detention of the money loaned to Borrower, or for the performance or payment of any covenant or obligation contained herein or therein, exceed the maximum rate of interest under applicable law (the “Maximum Rate”). If from any circumstance whatsoever, fulfillment of any provisions of this Agreement or the Loan Documents at the time performance of such provisions shall be due would involve transcending the limit of validity prescribed by law, then, automatically, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any circumstance Lender should ever receive anything of value deemed interest by applicable law which would exceed the Maximum Rate, such excessive interest shall be applied to the reduction of the principal amount owing with respect to the Loan or on account of the other indebtedness secured by the Loan Documents or Borrower’s Loan Documents and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of the Loan and such other indebtedness, such excess shall be refunded to Borrower. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the Loan and other indebtedness of Borrower to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of all such indebtedness is uniform throughout the actual term of the Loan and does not exceed the Maximum Rate throughout the entire term of the Loan, as appropriate. The terms and provisions of this Section 12 shall control every other provision of this Agreement and all other agreements between Borrower and Lender.

13. Modifications, Waiver. No waiver, modification, amendment, discharge, or change of any of the Loan Documents shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment, discharge, or change is sought.

14. No Novation. THE PARTIES DO NOT INTEND THIS AGREEMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY THE BORROWER UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS. FURTHER, THE PARTIES DO NOT INTEND THIS AGREEMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO AFFECT THE PRIORITY OF ANY OF THE LENDER’S LIENS IN ANY OF THE COLLATERAL SECURING THE EXISTING NOTES IN ANY WAY, INCLUDING, BUT NOT LIMITED TO, THE LIENS, SECURITY INTERESTS AND ENCUMBRANCES CREATED BY THE MORTGAGE.

15. Recitals True. Borrower, New Guarantor, Prior Owner, Prior Guarantor and Lender each hereby approve the recitations set forth in the preamble of this Agreement and agree that said recitations are true and correct in all respects. Notwithstanding the foregoing, Borrower, New Guarantor, Prior Owner and Prior Guarantor have not reviewed and make no representations as to the Intercreditor Agreement.

16. Notices. Lender and Borrower agree that all notice provisions contained in the Loan Documents are hereby modified to amend the notice address for Borrower and Lender, and that from and after the Effective Date the notice address for Lender and Borrower are as follows:

If to Lender:

c/o Bank of America, N.A.

900 West Trade St.

Suite 650

NC1-026-06-01

Charlotte, NC 28255

Attention: Servicing Manager — Loan No. 00-3214921 and 00-3206596

If to Borrower:

Novato FF Property, LLC

11455 El Camino Real, Suite 200

San Diego, CA 92130

If to New Guarantor:

American Assets, Inc.

11455 El Camino Real, Suite 200

San Diego, CA 92130

Each party to this Agreement may designate a further change of address by notice given as required in the Loan Agreement.

17. Severability. If all or any portion of any provision of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, then such invalidity, illegality or unenforceability shall not affect any other provision hereof or thereof, and such provision shall be limited and construed in such jurisdiction as if such invalid, illegal or unenforceable provision or portion thereof were not contained herein or therein.

18. Counterpart. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

19. Governing Law. The terms and conditions of this Agreement shall be governed by the applicable laws of the state in which the Property is located.

20. Interpretation. Within this Agreement, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. The section headings used herein are intended for reference purposes only and shall not be considered in the interpretation of the terms and conditions hereof. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

21. Amendment. The terms and conditions hereof may not be modified, altered or otherwise amended except by an instrument in writing executed by Borrower and Lender.

22. Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the modification of the Loan and fully supersedes all prior agreements and understanding between the parties pertaining to such subject matter.

23. Successors and Assigns. The terms and conditions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.

24. TRIAL BY JURY WAIVER. BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND LENDER BY ITS ACCEPTANCE OF THIS AGREEMENT IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THE LOAN, THIS AGREEMENT OR THE LOAN DOCUMENTS.

25. Release. Lender hereby forever releases and discharges Prior Owner and Prior Guarantor from any and all liability, obligation or duty under the Loan Documents and the Prior Owner’s Loan Documents arising from and after the Effective Date, including, but not limited to, repayment of the Loan; provided, however, that Prior Owner and Prior Guarantor are not released or discharged from any liability, obligation or duty under the Loan Documents executed by Prior Owner or Prior Guarantor or Prior Owner’s Loan Documents (i) arising prior to or simultaneously with the assumption of the Loan by Borrower; (ii) for any losses or damages suffered, or expenses incurred by Lender as a result of any representation or warranty of Prior Owner or Prior Guarantor in this Agreement that proves to have been false or misleading in any material respect when made or delivered, (iii) in the event the assumption of the Loan by Borrower is deemed void for any reason whatsoever, or (iv) any losses or damages suffered, or expenses incurred by Lender as a result of any fraudulent or tortious conduct by Prior Owner or Prior Guarantor. In all cases, Prior Owner and Prior Guarantor, as applicable, shall bear the burden of proof on the issue of the time at which an act or event first occurred or an obligation first arose, which is the subject of claimed liability under any of the Loan Documents or Prior Owner’s Loan Documents.

26. Amendment to Loan Agreement. The Loan Agreement is hereby amended as follows:

A. Section 1.1 is hereby amended by

i. deleting the definition of “Borrower Principal” and replacing it with the following: “Borrower Principal shall mean American Assets, Inc., a California corporation.”

ii. deleting the definition of “Lockbox Bank” and replacing it with the following: “Lockbox Bank shall mean Wells Fargo Bank, National Association or any successor Eligible Institution approved or appointed by Lender acting as Lockbox Bank under the Lockbox Agreement”.

B. Section 4.2 is hereby amended by deleting the last sentence of the section and replacing it with the following: “Borrower’s organizational identification number, if any, assigned by the state of incorporation or organization is 4311653.”

C. Section 5.14(a) is hereby amended by deleting such Section and replacing it with the following: “So long as the FFIC Lease is in full force and effect, the Property shall not be required to be managed by a Qualified Manager pursuant to a Management Agreement. However, in the event the FFIC Lease is no longer in full force and effect, the Property shall be managed by a Qualified Manager pursuant to a Management Agreement and the provisions of this Section 5.14 shall apply.”

D. Section 10.1(a) is hereby amended by deleting the words “First States Investors 239, LLC” in subsection (ii) and replacing it with the following: “Novato FF Property, LLC”.

E. Exhibit B is deleted in its entirety and replaced with a Borrower Equity Ownership Structure that has been provided to Lender in connection with the assumption of the Loan.

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IN WITNESS WHEREOF, the parties hereby have all executed this Agreement under seal as of the day and year first hereinabove written.

BORROWER:

Novato FF Property, LLC, a Delaware limited liability company

By:	/s/ John W. Chamberlain
Name: John W. Chamberlain
Title: President

By:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Chief Financial Officer

NEW GUARANTOR:

American Assets, Inc., a California corporation

By:	/s/ Ernest Rady
Name: Ernest Rady
Title: President

By:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Chief Financial Officer

PRIOR OWNER:

First States Investors 239, LLC, a Delaware limited liability company

By:	/s/ Glenn Blumenthal
	Name:	Glenn Blumenthal
	Title:	Vice President

PRIOR GUARANTOR:

First States Group, L.P., a Delaware limited partnership

	By:	First States Group, LLC, its sole general partner

		By:	/s/ Glenn Blumenthal
		Name:	Glenn Blumenthal
		Title:	Executive Vice President

NOTE A-1 LENDER:

LaSalle Bank National Association, as Trustee for the registered holders of Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2005-5

By:	Bank of America, N.A., a national banking association, as Master Servicer (as defined in the Intercreditor Agreement)

	By:	/s/ Dean B. Roberson
	Name:	Dean B. Roberson
Title:

NOTE A-2 LENDER:

Wells Fargo Bank, N.A., as Trustee for the benefit of holders of GE Commercial Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-C4

By:	Bank of America, N.A., a national banking association, as Master Servicer (as defined in the Intercreditor Agreement)

	By:	/s/ Dean B. Roberson
	Name:	Dean B. Roberson
Title:

SERVICER:

Bank of America, N.A., a national banking association, as Master Servicer (as defined in the Intercreditor Agreement

By:	/s/ Dean B. Roberson
Name:	Dean B. Roberson
Title:

MERS:

Mortgage Electronic Registration Systems, Inc., a Delaware stock corporation

By:	/s/ Catherine L. Robinson
Name:	Catherine L. Robinson
Title:	Asst. Sec.

EXHIBIT A

LEGAL DESCRIPTION

EXHIBIT ‘A’

File No.:	NCS-277718-SD (LG)

Property:	775,777 and 779 San Marin Drive, Novato, CA

PARCEL A:

PARCEL ONE:

PARCEL 2, AS SHOWN UPON THAT CERTAIN PARCEL MAP ENTITLED, “PARCEL MAP FIREMAN’S FUND, A PORTION OF 3307 O.R. 154, NOVATO, MARIN COUNTY, CALIFORNIA”, FILED FOR RECORD OCTOBER 4, 1984 IN VOLUME 22 OF PARCEL MAPS, AT PAGE 36, MARIN COUNTY RECORDS.

PARCEL TWO:

EASEMENTS AND RIGHTS, INCLUDING WITHOUT LIMITATION RIGHTS RELATING TO THE USE, REPAIR, MAINTENANCE OR IMPROVEMENTS OF CERTAIN REAL PROPERTY, AS PROVIDED FOR IN THE DECLARATION ESTABLISHING COVENANTS, CONDITIONS, RESTRICTIONS AND RECIPROCAL EASEMENTS RECORDED OCTOBER 4, 1984 AS RECORDER’S SERIAL NO. 84-047231 AND RE-RECORDED DECEMBER 20, 1984 AS RECORDER’S SERIAL NO. 84-058411, AND AMENDMENT THERETO RECORDED JUNE 1, 1989 AS RECORDER’S SERIAL NO. 89-031686, MARIN COUNTY RECORDS, OVER THAT PORTION OF PARCEL 1 DESIGNATED “COMMON AREA EASEMENT APPURTENANT TO PARCEL 2 & 3”, AS SAID PARCEL AND EASEMENT ARE SHOWN UPON THAT CERTAIN MAP ENTITLED “PARCEL MAP FIREMAN’S FUND, A PORTION OF 3307 O.R. 154, NOVATO, MARIN COUNTY, CALIFORNIA”, FILED FOR RECORD OCTOBER 4, 1984 IN VOLUME 22 OF PARCEL MAPS, AT PAGE 36, MARIN COUNTY RECORDS.

PARCEL THREE:

A NON-EXCLUSIVE EASEMENT FOR FIRE MAIN PURPOSES OVER THOSE AREAS OF PARCEL 1 DESIGNATED “C FIRE MAIN EASEMENT (10’ WIDE) APPURTENANT TO PARCELS 2 & 3” AS SAID PARCEL AND EASEMENT ARE SHOWN UPON THAT CERTAIN MAP ENTITLED “PARCEL MAP FIREMAN’S FUND, A PORTION OF 3307 O.R. 154, NOVATO, MARIN COUNTY, CALIFORNIA”, FILED FOR RECORD OCTOBER 4, 1984 IN VOLUME 22 OF PARCEL MAPS, AT PAGE 36, MARIN COUNTY RECORDS.

PARCEL FOUR:

A NON-EXCLUSIVE EASEMENT FOR PEDESTRIAN AND VEHICULAR INGRESS AND EGRESS OVER PARCEL 1 (22 P.M. 36) AS CONVEYED IN THAT CERTAIN RECIPROCAL GRANT OF EASEMENTS AND AGREEMENT WHICH WAS RECORDED JULY 17, 1985 AS RECORDER’S SERIAL NO. 85-029843, MARIN COUNTY RECORDS.

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PARCEL B:

PARCEL ONE:

PARCEL 3, AS SHOWN UPON THAT CERTAIN MAP ENTITLED “PARCEL MAP FIREMAN’S FUND, A PORTION OF 3307 O.R. 154, NOVATO, MARIN COUNTY, CALIFORNIA”, FILED FOR RECORDS OCTOBER 4, 1984 IN VOLUME 22 OF PARCEL MAPS, AT PAGE 36, MARIN COUNTY RECORDS.

PARCEL TWO:

EASEMENTS AND RIGHTS, INCLUDING WITHOUT LIMITATION RIGHTS RELATING TO THE USE REPAIR, MAINTENANCE OR IMPROVEMENTS OF CERTAIN REAL PROPERTY, AS PROVIDED FOR IN THE DECLARATION ESTABLISHING COVENANTS, CONDITIONS, RESTRICTIONS AND RECIPROCAL EASEMENTS RECORDED OCTOBER 4, 1984 AS RECORDER’S SERIAL NO, 84-47231, AND RE-RECORDED DECEMBER 20, 1984 AS RECORDER’S SERIAL NO. 84-58411, AND AMENDMENT THERETO RECORDED JUNE 1, 1989 AS RECORDER’S SERIAL NO. 89-31686, MARIN COUNTY RECORDS, OVER THAT PORTION OF PARCEL 1 DESIGNATED “COMMON AREA EASEMENT APPURTENANT TO PARCEL 2 & 3”, AS SAID PARCEL AND EASEMENT ARE SHOWN UPON THAT CERTAIN MAP ENTITLED “PARCEL MAP FIREMAN’S FUND, A PORTION OF 3307 O.R. 154, NOVATO, MARIN COUNTY, CALIFORNIA”, FILED FOR RECORD OCTOBER 4, 1984 IN VOLUME 22 OF PARCEL MAPS, AT PAGE 36, MARIN COUNTY RECORDS.

PARCEL THREE:

NON-EXCLUSIVE EASEMENT FOR FIRE MAIN PURPOSES OVER THOSE AREAS OF PARCEL 1 DESIGNATED “C FIRE MAIN EASEMENT (10’ WIDE) APPURTENANT TO PARCELS 2 & 3” AS SAID PARCEL AND EASEMENT ARE SHOWN UPON THAT CERTAIN MAP ENTITLED, “PARCEL MAP FIREMAN’S FUND, A PORTION OF 3307 O.R. 154, NOVATO, MARIN COUNTY, CALIFORNIA”, FILED FOR RECORD OCTOBER 4, 1984 IN VOLUME 22 OF PARCEL MAPS, AT PAGE 36, MARIN COUNTY RECORDS.

PARCEL FOUR:

NON-EXCLUSIVE EASEMENT FOR ACCESS AND PUBLIC UTILITY PURPOSES, WATER LINE AND SANITARY SEWER PURPOSES OVER THAT PORTION OF PARCEL 1 DESIGNATED “ACCESS & PUBLIC UTILITY EASEMENT & W.L.E. & S.S.E. APPURTENANT TO PARCEL 3” AS SAID PARCEL AND EASEMENT ARE SHOWN UPON THAT CERTAIN MAP ENTITLED “PARCEL MAP FIREMAN’S FUND, A PORTION OF 3307 O.R. 154, NOVATO, MARIN COUNTY, CALIFORNIA”, FILED FOR RECORD OCTOBER 4, 1984 IN VOLUME 22 OF PARCEL MAPS, AT PAGE 36, MARIN COUNTY RECORDS.

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PARCEL FIVE:

A NON-EXCLUSIVE EASEMENT FOR PEDESTRIAN AND VEHICULAR INGRESS AND EGRESS OVER PARCEL 1 (22 P.M. 36) AS CONVEYED IN THAT CERTAIN RECIPROCAL GRANT OF EASEMENTS AND AGREEMENT WHICH WAS RECORDED JULY 17, 1985 AS RECORDER’S SERIAL NO. 85029843, MARIN COUNTY RECORDS.

PARCEL C:

PARCEL ONE:

PARCEL 1, AS SHOWN UPON THAT CERTAIN PARCEL MAP ENTITLED “PARCEL MAP FIREMAN’S FUND, A PORTION OF 3307 O.R. 154, NOVATO, MARIN COUNTY, CALIFORNIA”, FILED FOR RECORD OCTOBER 4, 1984 IN VOLUME 22 OF PARCEL MAPS, AT PAGE 36, MARIN COUNTY RECORDS.

PARCEL TWO:

EASEMENTS AND RIGHTS, INCLUDING WITHOUT LIMITATION RIGHTS RELATING TO THE USE, REPAIR, MAINTENANCE OR IMPROVEMENTS OF CERTAIN REAL PROPERTY, AS PROVIDED FOR IN THE DECLARATION ESTABLISHING COVENANTS, CONDITIONS, RESTRICTIONS AND RECIPROCAL EASEMENTS RECORDED OCTOBER 4, 1984 AS RECORDER’S SERIAL NO. 84-047231 AND RE-RECORDED DECEMBER 20, 1984 AS RECORDER’S SERIAL NO. 84-058411, AND AMENDMENT THERETO RECORDED JUNE 1, 1989 AS RECORDER’S SERIAL NO. 89-031686, MARIN COUNTY RECORDS.

PARCEL THREE:

AN EASEMENT FOR THE COOLING TOWER, COOLING TOWER PIPELINE AND ACCESS TO THE COOLING TOWER OVER THOSE CERTAIN EASEMENTS DESIGNATED “COOLING TOWER EASEMENT APPURTENANT TO PARCEL 1”, “C COOLING TOWER PIPELINE EASEMENT (10’ WIDE) APPURTENANT TO PARCEL 1”, AND “COOLING TOWER ACCESS EASEMENT APPURTENANT TO PARCEL 1”, ALL LYING WITHIN THE BOUNDARIES OF PARCEL 3 AS SHOWN UPON THAT CERTAIN MAP ENTITLED “PARCEL MAP FIREMAN’S FUND, A PORTION OF 3307 O.R. 154, NOVATO, MARIN COUNTY, CALIFORNIA”, FILED FOR RECORD OCTOBER 4, 1984 IN VOLUME 22 OF PARCEL MAPS, AT PAGE 36, MARIN COUNTY RECORDS.

PARCEL FOUR:

A NON-EXCLUSIVE EASEMENT FOR FIRE MAIN PURPOSES, 10 FEET WIDE, OVER THOSE PORTION OF PARCELS 2 AND 3 DESIGNATED “C FIRE MAIN

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EASEMENT (10’ WIDE) APPURTENANT TO PARCELS 1 & 2” AND “C FIRE MAIN EASEMENT (10’ WIDE) APPURTENANT TO PARCELS 1 & 3” AS SHOWN UPON THAT CERTAIN MAP ENTITLED “PARCEL MAP FIREMAN’S FUND, A PORTION OF 3307 O.R. 154, NOVATO, MARIN COUNTY, CALIFORNIA”, FILED FOR RECORD OCTOBER 4, 1984 IN VOLUME 22 OF PARCEL MAPS, AT PAGE 36, MARIN COUNTY RECORDS.

EXCEPTING THEREFROM THAT PORTION THEREOF CONTAINED IN THE QUITCLAIM DEED RECORDED NOVEMBER 5, 1993 AS RECORDER’S SERIAL NO. 93-093959, MARIN COUNTY RECORDS.

PARCEL FIVE:

NON-EXCLUSIVE EASEMENTS FOR FIRE MAIN PURPOSES AS CONTAINED IN THE DEED FROM 775/779 SAN MARIN ASSOCIATES, L.P. RECORDED NOVEMBER 15, 1993 AS RECORDER’S SERIAL NO. 93-093960, MARIN COUNTY RECORDS.

PARCEL SIX:

A NON-EXCLUSIVE EASEMENT FOR PEDESTRIAN AND VEHICULAR INGRESS AND EGRESS OVER PARCEL 2 (22 P.M. 36) AS CONVEYED IN THAT CERTAIN RECIPROCAL GRANT OF EASEMENTS AND AGREEMENT WHICH WAS RECORDED JULY 17, 1985 AS RECORDER’S SERIAL NO. 85-029843, MARIN COUNTY RECORDS.

A.P.N. 125-202-03, 125-202-04 and 125-202-05

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